SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

2ND AMENDED FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 12, 2005

EMPYREAN HOLDINGS, INC.

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(Exact name of registrant as specified in its charter)

Nevada	0-30118	88-0413417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

2537 S. Gessner, Suite 114, Houston, TX 77063

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(Address of principal executive offices) (Postal Code)

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Prior Address (Postal Code)

Registrant's telephone number, including area code: (713) 260-7236

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Index to Financial Statements

                                                                  Page

December 31, 2004 Financial Statements

Report of Independent Registered Public Accounting Firm                    F-2

Balance Sheet as of December 31, 2004                                              F-3

Statement of Expenses for the Period from

  December 30, 2004 (Inception) Through December 31, 2004            F-4

Statement of Changes in Stockholders' Deficit

  for the Period from December 30, 2004 (Inception)

  Through December 31, 2004                                                             F-5

Statement of Cash Flows for the Period from

  December 30, 2004 (Inception) Through December 31, 2004            F-6

Notes to Financial Statements                                                              F-7

March 31, 2005 Interim Financial Information (Unaudited)

Balance Sheet as of March 31, 2005                                                   F-9

Statements of Expenses for the Three Months Ended

  March 31, 2005 and for the Period from

  December 30, 2004 (Inception) Through December 31, 2004           F-10

Statements of Cash Flows for the Three Months Ended

  March 31, 2005 and for the Period from

  December 30, 2004 (Inception) Through December 31, 2004           F-11

Notes to Financial Statements                                                             F-12

Pro Forma Financial Information (Unaudited)

Pro Forma Condensed Balance Sheet as of March 31, 2005              F-14

Pro Forma Condensed Statement of Expenses for the year

  ended December 31, 2004                                                              F-15

Pro Forma Condensed Statement of Expenses for the three

  months ended March 31, 2005                                                        F-15

Notes to Pro Forma Condensed Financial Information                       F-16

TRADEWINDS INTERNATIONAL CORP.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
Period from December 30, 2004 (Inception)
Through December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES	
Net Loss	$ (75)
Changes in:	
Accounts receivable and other assets	-
Accounts payable and accrued liabilities	-
NET CASH USED IN OPERATING ACTIVITIES	(75)
CASH FLOWS FROM FINANCING ACTIVITIES	
Proceeds from unsecured note payable - related party	75
NET CASH PROVIDED BY FINANCING ACTIVITIES	75
NET CHANGE IN CASH	-
Cash balance, beginning	-
Cash balance, ending	$ -
SUPPLEMENTAL DISCLOSURES:	
Cash paid for interest	$ -
Cash paid for taxes	-

See accompanying summary of accounting policies and notes to financial statements.

F-6

TRADEWINDS INTERNATIONAL CORP.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business. Tradewinds International Corp. ("Tradewinds") was incorporated in the State of Nevada on December 30, 2004. Since inception, Tradewinds has primarily been involved in conducting business planning and capital-raising activities. Tradewinds intends to engage in the real estate investment and consulting business.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, Tradewinds considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. Tradewinds recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. There were no revenues through December 31, 2004.

Income taxes. Tradewinds recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Tradewinds provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Recently issued accounting pronouncements. Tradewinds does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Tradewinds' results of operations, financial position or cash flow.

NOTE 2 - UNSECURED NOTE PAYABLE - RELATED PARTY

In connection with its formation, Tradewinds' borrowed $75 from Thomas Bojadzijev, Tradewinds' president, on an interest free and unsecured basis (the "Unsecured Note"). The Unsecured Note does not have a set maturity date.

NOTE 3 - INCOME TAXES

At December 31, 2004, deferred tax assets consisted of the following:

Deferred tax assets	
Net operating losses	$ 11
Less: valuation allowance	(11)
Net deferred tax asset	$ -

Tradewinds has a net operating loss of approximately $75 as of December 31, 2004 which can be carried forward 20 years.

NOTE 4 - SUBSEQUENT EVENTS

Acquisition of Real Estate Investment Property
On March 7, 2005, Tradewinds acquired a condominium property located in Key West, Florida, (the "Key West Property") for a total purchase price of $779,085. Tradewinds financed the purchase of the Key West Property with a series of borrowings as follows:

F-7

TRADEWINDS INTERNATIONAL CORP.
(A Development Stage Company)
BALANCE SHEET
March 31, 2005
(unaudited)

ASSETS	
Current assets	$ -
Real estate investment property	779,085
Total assets	$ 779,085
LIABILITIES & STOCKHOLDERS' DEFICIT	
Unsecured note payable - related party	$ 2,497
Accrued interest payable - senior secured note payable	2,538
Total current liabilities	5,035
Senior secured note payable	570,000
Subordinated secured note payable - related party	207,663
Accrued interest payable - subordinated secured note payable	925
Total liabilities	783,623
Commitments	
STOCKHOLDERS' DEFICIT	
Common stock, no par, 75,000 shares authorized, none issued and outstanding	-
Deficit accumulated during the development stage	(4,538)
Total stockholders' deficit	(4,538)
Total liabilities & stockholders' deficit	$ 779,085

See accompanying summary of accounting policies and notes to financial statements.

F-9

TRADEWINDS INTERNATIONAL CORP.
(A Development Stage Company)
STATEMENTS OF EXPENSES
Three Months Ended March 31, 2005 and the
Period from December 30, 2004 (Inception)
Through March 31, 2005
(unaudited)

	Three Months Ended March 31, 2005	Inception through March 31, 2005
Administrative expenses		
- Organizational expenses	$ 1,000	$ 1,075
- Interest expense	3,463	3,463
Net loss	$ (4,463)	$ (4,538)

See accompanying summary of accounting policies and notes to financial statements.

F-10

TRADEWINDS INTERNATIONAL CORP.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
Three Months Ended March 31, 2005 and the
Period from December 30, 2004 (Inception)
Through March 31, 2005
(unaudited)

	Three Months Ended March 31, 2005	Inception through March 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Loss	$ (4,463)	$ (4,538)
Changes in:		
Increase in accounts payable and accrued liabilities	3,463	3,463
NET CASH USED IN OPERATING ACTIVITIES	(1,000)	(1,075)
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of real estate investment property	(779,085)	(779,085)
NET CASH USED IN INVESTING ACTIVITIES	(779,085)	(779,085)
CASH FLOWS FROM FINANCING ACTIVITIES		
Proceeds from unsecured note payable - related party	2,422	2,497
Proceeds from senior secured note payable	570,000	570,000
Proceeds from subordinated secured note payable - related party	207,663	207,663
NET CASH PROVIDED BY FINANCING ACTIVITIES	780,085	780,160
NET CHANGE IN CASH	-	-
Cash balance, beginning	-	-
Cash balance, ending	$ -	$ -
SUPPLEMENTAL DISCLOSURES:		
Cash paid for interest	$ -	$ -
Cash paid for income taxes	-	-

See accompanying summary of accounting policies and notes to financial statements.

F-11

TRADEWINDS INTERNATIONAL CORP.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited financial statements have been prepared by Tradewinds International Corp. ("Tradewinds") and do not include all information and footnotes required under generally accepted accounting principles for complete financial statements. The financial statements have been prepared in conformity with the accounting principles and practices disclosed in, and should be read in conjunction with, Tradewinds' annual audited financial statements.

Nature of business. Tradewinds was incorporated in the State of Nevada on December 30, 2004. Since inception, Tradewinds has primarily been involved in conducting business planning and capital-raising activities. Tradewinds intends to engage in the real estate investment and consulting business.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

NOTE 2 - ACQUISITION OF REAL ESTATE INVESTMENT PROPERTY

On March 7, 2005, Tradewinds acquired a condominium property located in Key West, Florida (the "Key West Property") for a total purchase price of $779,085.

Tradewinds financed the purchase of the Key West Property with a series of borrowings as follows:

- A promissory note (the "Senior Secured Note") dated March 7, 2005, for the principal sum of $570,000 from Huck Finn, LLC, the seller of the Key West Property. The Senior Secured Note is an interest only note that bears interest at the rate of 6.5% per annum. Interest only in the amount of $3,087.50 shall be payable in 35 monthly installments. The first of said installments is due and payable on April 7, 2005, and one of said installments is due and payable on the 7th day of each and every calendar month thereafter. The 36th and final installment of the principal balance and all remaining accrued interest shall be due and payable on March 7, 2008. The Senior Secured Note is secured by the lien of a first mortgage deed upon the Key West Property.
- A promissory note (the "Subordinated Secured Note - Related Party") dated March 7, 2005, for the principal sum of $207,663 from Thomas Bojadzijev, Tradewinds' president. The Subordinated Secured Note - Related Party is an interest only note that bears interest at the rate of 6.5% per annum. Payments may be made at anytime and in any amount as determined by Tradewinds, with payment being first applied to interest due and any remaining balance to be applied to principal. On March 6, 2008, the entire balance then outstanding, including principal and accrued interest will be due and payable in full. The Subordinated Secured Note - Related Party is secured by the lien of a second mortgage deed upon the Key West Property.

F-12

PRO FORMA CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following pro forma financial statement has been derived from the financial statements of Empyrean Holdings, Inc. ("Empyrean"), at December 31, 2004 and March 31, 2005 and adjusts such information to give effect to its reverse acquisition by Tradewinds International Corp. ("Tradewinds"), as if the acquisition had occurred at their respective year-ends as shown. The pro forma financial information is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial information should be read in conjunction with the notes thereto and each company's financial statements and related notes thereto contained herein and in Empyrean's latest annual and interim reports filed with the SEC.

March 31, 2005 Pro Forma Condensed Balance Sheet:

	Empyrean March 31, 2005	Tradewinds March 31, 2005		Adjustments	Pro-Forma
Current assets					
Cash	$ 3,139	$ -		$ -	$ 3,139
Total current assets	3,139	-		-	3,139
Real estate investment property	-	779,085		-	779,085
Total assets	$ 3,139	$ 779,085		$ -	$ 782,224
Current liabilities					
Accounts payable	$ 12,503	$ -		$ -	$ 12,503
Accrued liabilities	-	2,538		-	2,538
Notes payable	103,577	2,497		-	106,074
Total current liabilities	116,080	5,035		-	121,115
Notes payable	-	777,663		-	777,663
Accrued liabilities	-	925		-	925
Minority interest	-	-	(2)	(2,187)	(2,187)
Total Liabilities	116,080	783,623		(2,187)	897,516
Preferred stock, $.001 par, 200,000,000 shares authorized, 10,000,000 issued and outstanding	10,000	-		-	10,000
Common stock, $.001 par, 1,000,000,000 shares authorized, 68,765,951 shares issued and outstanding	68,766	-	(1)	200,000	268,766
Common stock, no par, 75,000 shares authorized, none issued and outstanding	-	-		-	-
Paid in capital	5,636,241	-	(1) (1)	(200,000) (5,827,948)	(391,707)
Accumulated deficit	(5,827,948)	(4,538)	(1) (2)	5,827,948 2,187	(2,351)
Total stockholders' deficit	(112,941)	(4,538)		2,187	(115,292)
Total liabilities and stockholders' deficit	$ 3,139	$ 779,085		$ -	$ 782,224

F-14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 2005                                                                 EMPYREAN HOLDINGS, INC.

                                                                                                /s/ Robert L. Lee

                                                                                                By: Robert L, Lee

                                                                                                President and Director